                                                            Exhibit (j)(ii)

                              CONSENT OF COUNSEL


   We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 35 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.


                                 /s/ Ropes & Gray

                                 ROPES & GRAY


Washington, D.C.
September 29, 2000